Interim Funding Facility	12 Months Ended
Dec. 31, 2011
Interim Funding Facility [Abstract]
Interim Funding Facility
16.	INTERIM FUNDING FACILITY

In December 2010, Rio Tinto committed to provide the Company with an initial, non-revolving interim funding facility of $1.8 billion to assist in sustaining Oyu Tolgoi Project development activities. The interim funding facility is on arm's-length terms, with funds to be advanced to the Oyu Tolgoi Project on a month-to-month basis, if and when required. The interim funding facility matures on December 31, 2013, subject to certain early mandatory prepayment terms.

In November 2011, the Company made its first draw on the interim funding facility. As at December 31, 2011, a total of $400.7 million had been drawn down on the interim funding facility.

Amounts advanced to the Company under the interim funding facility bear interest at the weighted average rate of return earned by the Company on the aggregate interim funding facility proceeds advanced to Oyu Tolgoi. During 2011, the interim funding facility's effective annual interest rate equaled 90% of the sum of the three-month LIBOR and 6.5%. During 2011, interest expense of $0.9 million (2010 - $nil) was incurred on the interim funding facility.

As part of the interim funding facility, the Company paid a front end fee of $18.0 million and is subject to a commitment fee of 0.4% annually, payable on a semi-annual basis in arrears on the daily average of the undrawn amount under the interim funding facility. During 2011, commitment fees of $7.7 million (2010 - $nil) were incurred on the interim funding facility.

During 2011, the front end fee, interest expense and commitment fees were all capitalized as Oyu Tolgoi Project development costs.